UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On March 24, 2006, Navistar International Corporation (the company) borrowed an aggregate principal amount of $614,095,905.69 under its new 3-year senior unsecured term loan facility in the aggregate principal amount of $1,500,000,000 (the loan facility). The loan facility was arranged by Credit Suisse and included Banc of America Securities, Banc of America Bridge, Citigroup Corporate and Investment Banking and J.P. Morgan Chase Bank. The loan facility is guarantied by International Truck and Engine Corporation, the principal operating subsidiary of the company.

This borrowing under the loan facility accrues interest at a rate equal to an adjusted LIBOR rate plus a spread. The spread, which is based on the company’s credit ratings in effect from time to time, ranges from 475 basis points to 725 basis points and will increase by an additional 50 basis points at the end of the twelve-month period following the date of the first borrowing and by an additional 25 basis points at the end of each subsequent six-month period and is subject to further increases under certain other circumstances.

The proceeds of this borrowing were used to (1) repurchase $217.042 million of the company’s outstanding $220 million 4.75% subordinated exchangeable notes due 2009 pursuant to the company's previously announced consent solicitations and tender offers for such notes
(2) retire all of the company’s outstanding $400 million 6.25% senior notes due 2012 and (3) pay certain fees incurred in connection with the foregoing and the loan facility.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

On March 22, 2006, Navistar International Corporation (the company) received a notice of acceleration from at least 25% of the holders of its $400 million 6.25% senior notes due 2012 (the 6.25% senior notes), as is required by the indenture governing such notes in order to initiate acceleration, declaring the entire principal amount outstanding and any accrued interest and premium thereon, immediately due and payable. This acceleration notice relates to the failure to cure an alleged financial reporting covenant default under the company’s indenture governing the 6.25% senior notes. In response to the notice of acceleration, the company today retired all $400 million of the 6.25% senior notes.

As previously disclosed in the company’s 8-K filed on February 9, 2006 with the Securities and Exchange Commission (the SEC), on February 3, 2006, the company received a notice alleging that the company defaulted under a financial reporting covenant under the indenture governing the 6.25% senior notes for failing to furnish the Trustee a copy of the company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2005. As previously disclosed in the company’s Current Report on Form 8-K filed on January 17, 2006 with the SEC, the company was unable to timely file its Annual Report on Form 10-K for the period ended October 31, 2005 because of an ongoing review of a number of complex and technical accounting items.

The acceleration of the company 6.25% senior notes could lead to the acceleration of the maturity of other outstanding series of the company's long-term debt or under certain of its lease agreements and certain other indebtedness of the company and its subsidiaries. At such time as the 6.25% senior notes are repaid in full, however, all existing defaults under the 6.25% senior notes will be cured and all existing cross defaults and/or cross accelerations will also be eliminated.

The company used proceeds available under its new 3-year senior unsecured term loan facility in the aggregate principal amount of $1,500,000,000 to retire the 6.25% senior notes.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On March 24, 2006, Navistar International Corporation (the company) executed supplemental indentures (collectively, the supplemental indentures) relating to its 4.75% subordinated exchangeable notes due 2009. The supplemental indenture, among other things, waived any and all defaults and events of default existing under the 4.75% subordinated exchangeable notes indenture, eliminated substantially all of the material restrictive covenants, specified affirmative covenants and certain events of default and related provisions in the 4.75% subordinated exchangeable notes indentures and rescinded any and all prior notices of default and/or acceleration delivered to the company pursuant to the 4.75% subordinated exchangeable notes indenture.

ITEM 8.01. OTHER EVENTS

On March 24, 2006, the company issued a press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(d)	Exhibits

	Exhibit No.	Description	Page

4.40
This Second Supplement to Indenture dated as of March 24, 2006 by and among Navistar International Corporation, a Delaware corporation, and BNY Midwest Trust Company, an Illinois banking corporation, with respect to the Company’s 4.75% Subordinated Exchangeable Notes due 2009.
E-1

	99.1	Press Release dated March 24, 2006	E-5

Forward-looking information

Information provided and statements made that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and we assume no obligation to update the information included in this report, whether as a result of new information, future events or otherwise. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many other factors that could cause actual results to differ materially from those in the forward-looking statements.  For a further description of these and other factors, see Exhibit 99.1 to our Form 10-K for the fiscal year ended October 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
            Registrant

Date: March 24, 2006	/s/William A. Caton

William A. Caton Executive Vice President and Vice President - Finance